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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 18, 1996



                             THE FINISH LINE, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                         0-20184               35-1537210
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)  (IRS EMPLOYER
       INCORPORATION)                                       IDENTIFICATION NO.)


         3308 N. MITTHOEFFER ROAD                         46236
          INDIANAPOLIS, INDIANA                         (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (317) 899-1022

                                     NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS.

     On December 18, 1996, The Finish Line, Inc. issued the press release attached hereto as Exhibit 20.1 which is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     The following exhibit is filed with this report on Form 8-K:


Exhibit No.                     Description
-----------                     -----------
20.1                            Press Release of The Finish Line, Inc., dated
                                December 18, 1996


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE FINISH LINE, INC


Dated:  December 18, 1996          By:/S/ STEVEN J. SCHNEIDER
                                      -------------------------
                                      Steven J. Schneider,
                                      Vice President - Finance and
                                      Chief Financial Officer


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

                                 EXHIBIT INDEX

Exhibit No.                     Description
-----------                     -----------
20.1                            Press Release of The Finish Line, Inc., dated
                                December 18, 1996


                                       4